SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2006

DRESSER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32372	75-2795365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15455 Dallas Parkway, Suite 1100

Addison, Texas 75001

(Address of principal executive offices) (zip code)

(972) 361-9800

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Company and certain of its affiliates have entered into agreements with the United States Department of Commerce to settle charges involving the export and re-export of energy industry products to sanctioned countries. On May 23, 2006, the Department of Commerce signed the orders implementing the terms of the settlement agreements. As previously disclosed, the transactions at issue had been identified by the Company after an independent third party investigation and reported by the Company to the Department of Commerce on a voluntary basis.

On May 26, 2006, the Company paid a total of $1,100,400 in settlement of the charges. Under the agreements, neither the Company nor its affiliates admitted or denied the allegations of the Department of Commerce.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER, INC. (registrant)

Date: May 26, 2006	By:	/s/ Patrick M. Murray
	Name:	Patrick M. Murray
	Its:	Chief Executive Officer

3